U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K


Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report  March 5, 1996


GENERAL PARCEL SERVICE, INC.
(Exact Name of Small Business Issuer in Its Charter)


State of Florida
(State or Other Jurisdiction of Incorporation)



		33-30123-A				 	                          59-2576629
(Commission File Number)       	 (I.R.S. Employer Identification No.)



8923 Western Way, Suite 22     Jacksonville, FL          32256
Address of Principal Executive Offices)	              (Zip Code)


    (904) 363-0089
(Registrant's Telephone Number)






ITEM 5.  OTHER EVENTS

On February 28, 1996, the Registrant's Board of Directors approved an amendment to the Company's Articles of Incorporation, Creating a new Class A Series 2 Preferred Stock ("Series 2 Preferred") The Series 2 Preferred is identical to the Company's Class A Series 1 Preferred except that the conversion price per share is at a rate of $2.50 per share rather than $3.00 per share. The Company issued 120,000 shares of the newly authorized Series 2 Preferred to an affiliate of the Chairman of the Board of the Registrant for a total purchase price of $3 million or $25.00 per share on March 5, 1996. Reference is made to Form 8-K filed by the Registrant on March 4, 1996 for background and details of the transaction.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS ON FORM 8-K.

	Item	            		Description
	Exhibit C		Amendment to the Articles of Incorporation
        				effective March 5, 1996





SIGNATURES



Pursuant to the requirements of the Security Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





				GENERAL PARCEL SERVICE, INC.

				By:   /s/ E. Hoke Smith, Jr.

				      E. Hoke Smith, Jr., President

				Date:  March 11, 1996





















                                        										EXHIBIT C


CERTIFICATE OF AMENDMENT
TO THE ARTICLES OF INCORPORATION OF
GENERAL PARCEL SERVICE, INC.



	General Parcel Service, Inc., a Florida Corporation, under its corporate seal and under the hand of its President and Secretary, hereby certifies that:

	The following Amendment to the Articles of Incorporation was adopted by the Board of Directors pursuant to Section 607.1002 and Section 607.0602, Florida Statutes, without action by the Shareholders on February 29, 1996.

		BE IT RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation by Article IV of the Corporation's Certificate of Incorporation, as amended, a series of preferred stock of the Corporation be, and it hereby is, created out of the authorized but unissued shares of the capital stock of the Corporation, such series to be designated Class A
Series 2 Cumulative Convertible Preferred Stock (the "Preferred
Stock"), to consist of Three Hundred Thousand (300,000) shares, par value $0.01 per share, of which the preferences and relative and other rights, and the qualifications, limitations or restrictions thereof, shall be (in addition to those set forth in the Corporation's Certificate of Incorporation, as amended) as set forth below.

		FURTHER RESOLVED, that the President and Secretary be, and they hereby are, authorized and directed to file a Certificate of Amendment with the State of Florida Division of Corporations to effectuate the Board of Directors' determination of the first series of preferred stock; and

		FURTHER RESOLVED, that the Articles of Incorporation be amended in the following particulars: The following language shall be inserted at the end of Article IV as Section 6.

Section 6.	Class A Series 2 Cumulative Convertible Preferred
Stock.

	1.	Certain Definitions.	Unless the context otherwise requires,
the terms defined in this paragraph 1 shall have, for all purposes of this resolution, the meanings herein specified.

	Common Stock. The term "Common Stock" shall mean all shares now or hereafter authorized of any class of Common Stock of the Corporation and any other stock of the Corporation, howsoever designated, authorized after the Issue Date, which has the right (subject always to prior rights of any class or series of preferred stock) to participate in the distribution of the assets and earnings of the Corporation without limit as to per share amount.

	Conversion Date. The term "Conversion Date" shall have the meaning set forth in subparagraph 5(d) below.

	Conversion Price. The term "Conversion Price" shall mean the price per share of Common Stock used to determine the number of shares of Common Stock deliverable upon conversion of a share of the Preferred Stock, which price shall initially be $2.50 per share, subject to adjustment in accordance with the provisions of paragraph 5 below.

	Current Market Price. The term "Current Market Price" shall have the meaning set forth in subparagraph 5(g) below.

	Dividend Payment Date. The term "Dividend Payment Date" shall have the meaning set forth in subparagraph 2(a) below.

	Dividend Period. The term "Dividend Period" shall have the meaning set forth in subparagraph 2(a) below.

	Final Redemption Date. The term "Final Redemption Date" shall have the meaning set forth in subparagraph 4(e) below.

	Issue Date. The term "Issue Date" shall mean the date that shares of Preferred Stock are first issued by the Corporation.

	Junior Stock. The term "Junior Stock" shall mean, for purposes of paragraphs 2 and 8 below, the Common Stock and any other class or series of stock of the Corporation issued after the Issue Date not entitled to receive any dividends in any Dividend
Period unless all dividends required to have been paid or declared and set apart for payment on the Preferred Stock shall have been so paid or declared and set apart for payment and, for purposes of paragraphs 3 and 8 below, any class or series of stock of the Corporation issued after the Issue Date not entitled to receive any assets upon the liquidation, dissolution or winding up of the affairs of the Corporation until the Preferred Stock shall have received the entire amount to which such stock is entitled upon such liquidation, dissolution or winding up.

	Liquidation Value. The term "Liquidation Value" shall mean Twenty-five Dollars ($25.00) per share.

	Parity Stock. The term "Parity Stock" shall mean, for purposes of paragraphs 2 and 8 below, any other class or series of stock of the Corporation issued after the Issue Date entitled to receive payment of dividends on a parity with the Preferred
Stock and, for purposes of paragraphs 3 and 8 below, any other class or series of stock of the Corporation issued after the Issue Date entitled to receive assets upon the liquidation, dissolution or winding up of the affairs of the Corporation on a parity with the Preferred Stock.

	Redemption Agent. The term "Redemption Agent" shall have the meaning set forth in subparagraph 4(d) below.

	Redemption Date. The term "Redemption Date" shall have the meaning set forth in subparagraph 4(c) below.

	Redemption Price. The term "Redemption Price" shall mean the price to be paid upon redemption of the Preferred Stock as determined in accordance with subparagraph 4(a) below.

	Senior Stock. The term "Senior Stock" shall mean, for purposes of paragraphs 2 and 8 below, any class or series of stock of the Corporation issued after the Issue Date ranking senior to the Preferred Stock in respect of the right to receive dividends, and, for purposes of paragraphs 3 and 8 below, any class or series of stock of the Corporation issued after the Issue Date ranking senior to the Preferred Stock in respect of the right to receive assets upon the liquidation, dissolution or winding up of the affairs of the Corporation.

	Subsidiary. The term "Subsidiary" shall mean any corporation of which shares of stock possessing at least a majority of the general voting power in electing the board of directors are, at the time as of which any determination is being made, owned by the Corporation, whether directly or indirectly through one or more Subsidiaries.

	2.	Dividends.

	(a)	Subject to the prior preferences and other rights of any
Senior Stock and the option of the Corporation to pay dividends in shares of additional Preferred Stock as provided below, the holders of Preferred Stock shall be entitled to receive, out of funds legally available for that purpose, cash dividends at the rate of One Dollar and 75/100's ($1.75) Dollars per annum, subject to increase as provided in subparagraph 2(d) below.
Such dividends shall be cumulative from the Issue Date and shall be payable in arrears, when and as declared by the Board of Directors, on March 31, June 30, September 30 and December 31 of each year (each such date being herein referred to as a "Dividend Payment Date"), commencing on June 30, 1996. The quarterly period between consecutive Dividend Payment Dates shall hereinafter be referred to as a "Dividend Period." Each such dividend shall be paid to the holders of record of the Preferred Stock as their names appear on the share register of the Corporation on the corresponding Record Date. As used above, the term "Record Date" means, with respect to the dividend payable on March 31, June 30, September 30 and December
31, respectively, of each year, the preceding March 15, June 15, September 15 and December 15, or such other record date designated by the Board of Directors of the Corporation with respect to the dividend payable on such respective Dividend
Payment Date.  Dividends on account of arrears for any past
Dividend Periods may be declared and paid at any time, without reference to any Dividend Payment Date, to holders of record on such date, not exceeding 50 days preceding the payment date thereof, as may be fixed by the Board of Directors.

	(b)	The Corporation may, at its option, declare and pay
dividends, in whole or in part, in shares of additional
Preferred Stock, in lieu of cash dividends (a "Paid-in-Kind Dividend"). Any such Paid-in-Kind Dividend shall be at the same rate per annum as for cash dividends and shall be declared and paid at the same times, for the same periods, and on the same terms as set forth above with respect to cash dividends, except as provided in this subparagraph. Paid-in-Kind Dividends shall be paid to holders of record on the applicable Record Date by the issuance of an additional certificate representing shares of Preferred Stock valued at the Liquidation Value. Fractional shares of Preferred Stock may be issued as Paid-in-Kind
Dividends.

	(c)	In the event that full cash dividends are not paid or made
available to the holders of all outstanding shares of Preferred
Stock and of any Parity Stock, and funds available shall be insufficient to permit payment in full in cash to all such holders of the preferential amounts to which they are then entitled, the entire amount available for payment of cash dividends shall be distributed among the holders of the Preferred Stock and of any Parity Stock ratably in proportion to the full amount to which they would otherwise be respectively entitled, and any remainder not paid in cash to the holders of the Preferred Stock shall cumulate as provided in subparagraph
2(c) below.

	(d)	If, on any Dividend Payment Date, the holders of the
Preferred Stock shall not have received the full dividends provided for in the other provisions of this paragraph 2, then such dividends shall cumulate, whether or not earned or declared, with additional dividends thereon for each succeeding full Dividend Period during which such dividends shall remain unpaid. Unpaid dividends for any period less than a full
Dividend Period shall cumulate on a day-to-day basis and shall be computed on the basis of a 360 day year.

	(e) 	If and whenever the Corporation shall have failed to
declare and pay in cash the full amount of dividends payable on the Preferred Stock on any eight (8) consecutive Dividend
Payment Dates, then and in such event the rate per annum of dividends on the Preferred Stock shall be increased from $1.75 per share to the amounts set forth below for the periods set forth below:

     		Period		                              				Rate Per Annum

	From eight (8) to twelve (12) consecutive

	   Dividend Payment  Dates.                 			$1.88 per share

	Greater than twelve consecutive Dividend

	   Payment  Dates		                         			$2.00 per share

Such rate per annum shall be and remain in effect until cash dividends for the current Dividend Period have been declared and funds therefor set apart, and when so paid and set apart, the dividend rate per annum shall return to $1.75 per share of Preferred Stock. The fact that dividends have been paid and set apart as required by the preceding sentence shall be evidenced by a certificate executed by the President and the chief financial officer of the Corporation and delivered to the Board of Directors. Nothing in this section shall cause a retroactive increase in the dividend rate per share on the Preferred Stock and the Rate per Annum set forth above shall apply only to dividends accumulating during the applicable period of default.

	(f)	So long as any shares of Preferred Stock shall be
outstanding, the Corporation shall not declare or pay on any Junior Stock any dividend whatsoever, whether in cash, property or otherwise (other than dividends payable in shares of the class or series upon which such dividends are declared or paid, or payable in shares of Common Stock with respect to Junior
Stock other than Common Stock, together with cash in lieu of fractional shares), nor shall the Corporation make any distribution on any Junior Stock, nor shall any Junior Stock be purchased or redeemed by the Corporation or any Subsidiary, nor shall any monies be paid or made available for a sinking fund for the purchase or redemption of any Junior Stock, unless all dividends to which the holders of Preferred Stock shall have been entitled for all previous Dividend Periods shall have been paid or declared and a sum of money (with respect to cash dividends) sufficient for the payment thereof set apart.

	3.	Distributions Upon Liquidation, Dissolution or Winding Up.
In the event of any voluntary or involuntary liquidation, dissolution or other winding up of the affairs of the Corporation, subject to the prior preferences and other rights of any Senior Stock, but before any distribution or payment shall be made to the holders of Junior Stock, the holders of the Preferred Stock shall be entitled to be paid the Liquidation
Value of all outstanding shares of Preferred Stock as of the date of such liquidation or dissolution or such other winding up, plus any accrued and unpaid dividends thereon to such date, and no more, in cash or in property taken at its fair value as determined by the Board of Directors, or both, at the election of the Board of Directors. If such payment shall have been made in full to the holders of the Preferred Stock, and if payment shall have been made in full to the holders of any Senior Stock and Parity Stock of all amounts to which such holders shall be entitled, the remaining assets and funds of the Corporation shall be distributed among the holders of Junior Stock, according to their respective shares and priorities. If, upon any such liquidation, dissolution or other winding up of the affairs of the Corporation, the net assets of the Corporation distributable among the holders of all outstanding shares of the Preferred Stock and of any Parity Stock shall be insufficient to permit the payment in full to such holders of the preferential amounts to which they are entitled, then the entire net assets of the Corporation remaining after the distributions to holders of any Senior Stock of the full amounts to which they may be entitled shall be distributed among the holders of the Preferred
Stock and of any Parity Stock ratably in proportion to the full amounts to which they would otherwise be respectively entitled.
Neither the consolidation or merger of the Corporation into or with another corporation or corporations, nor the sale of all or substantially all of the assets of the Corporation to another corporation or corporations shall be deemed a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this paragraph 3.

	4.	Redemption by the Corporation.

	(a)	The Preferred Stock shall not be redeemed in whole or in
part prior to seven years from date of authorization. On and after seven years from date of authorization, the Preferred
Stock may be redeemed by the Corporation in cash at any time in whole or (subject to the last sentence of subparagraph 4(b) below, from time to time in part, at the option of the Corporation, at a redemption price equal to the Liquidation
Value together, in the case of any such redemption, with any accrued but unpaid dividends thereon to and including the date of redemption.

	(b)	If less than all of the outstanding shares of Preferred
Stock are to be redeemed, such shares shall be redeemed pro rata or by lot as determined by the Board of Directors in its sole discretion. The Corporation shall not redeem less than all of the outstanding shares of Preferred Stock pursuant to subparagraph 4(a) above at any time unless all cumulative dividends on the Preferred Stock for all previous quarterly
Dividend Periods have been paid or declared and funds therefor set apart for payment.

	(c)	Notice of every proposed redemption of Preferred Stock
shall be sent by or on behalf of the Corporation, by first class mail, postage prepaid, to the holders of record of the shares to be redeemed at their respective addresses as they shall appear on the records of the Corporation, not less than thirty (30) days nor more than sixty (60) days prior to the date fixed for redemption (the "Redemption Date") (i) notifying such holders of the election of the Corporation to redeem such shares and of the date of redemption, (ii) stating the date on which the shares cease to be convertible, and the Conversion Price, (iii) stating the place or places at which the shares called for redemption shall, upon presentation and surrender of the certificates evidencing such shares, be redeemed, and the Redemption Price therefor, and (iv) stating the name and address of any Redemption Agent selected by the Corporation in accordance with subparagraph 4(d) below, and the name and address of the Corporation's transfer agent for the Preferred Stock. The
Corporation may act as the transfer agent for the Preferred
Stock.

	(d)	Prior to the date on which there shall have been a public
distribution of the Preferred Stock, the Corporation may act as the redemption agent to redeem the Preferred Stock. Thereafter the Corporation shall appoint as its agent for such purpose a bank or trust company in good standing, organized under the laws of the United States of America or any jurisdiction thereof, and having capital, surplus and undivided profits aggregating at least Twenty Million Dollars ($20,000,000), and may appoint any one or more additional such agents which shall in each case be a bank or trust company in good standing organized under the laws of the United States of America or of any jurisdiction thereof, having an office or offices in the City of Jacksonville, Florida, or such other place as shall have been designated by the Corporation, and having capital, surplus and undivided profits aggregating at least Twenty Million Dollars
($20,000,000). The Corporation or such bank or trust company are hereinafter referred to as the "Redemption Agent."
Following such appointment and prior to any redemption, the corporation shall deliver to the Redemption Agent irrevocable written instructions authorizing the Redemption Agent, on behalf and at the expense of the Corporation, to cause such notice of redemption to be duly mailed as herein provided as soon as practicable after receipt of such irrevocable instructions and in accordance with the above provisions. All funds necessary for the redemption shall be deposited with the Redemption Agent in trust at least two business days prior to the Redemption
Date, for the pro rata benefit of the holders of the shares so called for redemption, so as to be and continue to be available therefor. Neither failure to mail any such notice to one or more such holders nor any defect in any notice shall affect the sufficiency of the proceedings for redemption as to other holders.

	(e)	If notice of redemption shall have been given as
hereinbefore provided, and the Corporation shall not default in the payment of the Redemption Price, then each holder of shares called for redemption shall be entitled to all preferences and relative and other rights accorded by this resolution until and including the date prior to the Redemption Date. If the Corporation shall default in making payment or delivery as aforesaid on the Redemption Date, then each holder of the shares called for redemption shall be entitled to all preferences and relative and other rights accorded by this resolution until and including the date prior to the date (the "Final Redemption Date") when the Corporation makes payment or delivery as aforesaid to the holders of the Preferred Stock. From and after the Redemption Date or, if the Corporation shall default in making payment or delivery as aforesaid, the Final Redemption Date, the shares called for redemption shall no longer be deemed to be outstanding, and all rights of the holders of such shares shall cease and terminate, except the right of the holders of such shares, upon surrender of certificates therefor, to receive amounts to be paid hereunder. The deposit of monies in trust with the Redemption Agent shall be irrevocable except that the Corporation shall be entitled to receive from the Redemption Agent the interest or other earnings, if any, earned on any monies so deposited in trust, and the holders of any shares redeemed shall have no claim to such interest or other earnings, and any balance of monies so deposited by the Corporation and unclaimed by the holders of the Preferred Stock entitled thereto at the expiration of two (2) years from the Redemption Date (or the Final Redemption Date, as applicable) shall be repaid, together with any interest or other earnings thereon, to the Corporation, and after any such repayment, the holders of the shares entitled to the funds so repaid to the Corporation shall look only to the Corporation for such payment, without interest.

	5.	Conversion Rights.  The Preferred Stock shall be convertible into Common Stock as follows:

 (a) Optional Conversion. Subject to and upon compliance with the provisions of this paragraph 5, the holder of any shares of Preferred Stock shall have the right at such holder's option, at any time or from time to time, to convert such holder's shares of Preferred Stock into fully paid and nonassessable shares of Common Stock at the Conversion Price (as hereinafter defined) in effect on the Conversion Date (as hereinafter defined) upon the terms hereinafter set forth. Shares of Preferred Stock shall be convertible only in multiples of one thousand (1000), or, if any holder owes less than one thousand shares of Preferred Stock, then such holder may convert all but not less than all of such holder's shares on the terms herein. In case any share of Preferred Stock is called for redemption, such right of conversion shall terminate at the close of business on the fifth day prior to the Redemption Date or, if the Corporation shall default in the payment of the Redemption Price, at the close of business on the fifth day prior to the Final Redemption Date.

	(b)	Automatic Conversion.  Each outstanding share of Preferred
Stock shall automatically be converted, without any further act of the Corporation or its stockholders, into fully paid and nonassessable shares of Common Stock at the Conversion Price then in effect upon the closing of an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offering and sale of the Common Stock for the account of the Corporation in which the aggregate gross proceeds received by the Corporation equals or exceeds $10,000,000.

	(c)	Conversion Price.  Each share of Preferred Stock shall be
converted into a number of shares of Common Stock determined by dividing (i) the sum of (A) the Liquidation Value plus (B) any dividends on such share of Preferred Stock which such holder is entitled to receive, but has not yet received by (ii) the Conversion Price in effect on the Conversion Date. The
Conversion Price at which shares of Common Stock shall initially be issuable upon conversion of the shares of Preferred Stock shall be Two and 50/100ths Dollars ($2.50). The Conversion
Price shall be subject to adjustment as set forth in subparagraph 5(f). No payment or adjustment shall be made for any dividends on the Common Stock issuable upon such conversion.

	(d)	Mechanics of Conversion.  The holder of any shares of
Preferred Stock may exercise the conversion right specified in subparagraph 5(a) by surrendering to the Corporation or any transfer agent of the Corporation the certificate or certificates for the shares to be converted, accompanied by written notice specifying the number of shares to be converted as provided herein. Upon the occurrence of the event specified in subparagraph 5(b), the outstanding shares of Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided that the Corporation shall not be obligated to issue to any such holder certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing the shares of Preferred Stock are either delivered to the Corporation or any transfer agent of the Corporation. Conversion shall be deemed to have been effected on the date when delivery of notice of an election to convert and certificates for shares is made or on the date of the occurrence of the event specified in subparagraph 5(b), as the case may be, and such date is referred to herein as the "Conversion Date." Subject to the provisions of subparagraph 5(f)(vii), as promptly as practicable thereafter (and after surrender of the certificate or certificates representing shares of Preferred Stock to the Corporation or any transfer agent of the Corporation in the case of conversions pursuant to subparagraph 5(b)) the Corporation shall issue and deliver to or upon the written order of such holder a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled and a check or cash with respect to any fractional interest in a share of Common Stock as provided in subparagraph 5(e). Subject to the provisions of subparagraph 5(f)(vii), the person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a holder of record of such Common Stock on the applicable Conversion Date. Upon conversion of only a portion of the number of shares covered by a certificate representing shares of Preferred Stock surrendered for conversion (in the case of conversion pursuant to subparagraph
5(a)), the Corporation shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate covering the number of shares of Preferred Stock representing the unconverted portion of the certificate so surrendered.

	(e)	Fractional Shares.  No fractional shares of Common Stock or
scrip shall be issued upon conversion of shares of Preferred
Stock. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of the then Current Market Price.

	(f)	Conversion Price Adjustments.  The Conversion Price shall
be subject to adjustment from time to time as follows:

		(i)	Common Stock Issued at Less Than the Conversion Price.  If
the Corporation shall issue any Common Stock other than Excluded
Stock (as hereinafter defined) without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to such issuance, the Conversion Price in effect immediately prior to each such issuance shall immediately
(except as provided below) be reduced to the price determined by dividing (1) an amount equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issuance multiplied by the Conversion Price in effect immediately prior to such issuance multiplied by the Conversion
Price in effect immediately prior to such issuance and (B) the consideration, if any, received by the Corporation upon such issuance, by (2) the total number of shares of Common Stock outstanding immediately after such issuance.

	For the purposes of any adjustment of the Conversion Price pursuant to clause (i), the following provisions shall be applicable:

			(A)	Cash.  In the case of the issuance of Common Stock for
cash, the amount of the consideration received by the
Corporation shall be deemed to be the amount of the cash
proceeds received by the Corporation for such Common Stock
before deducting therefrom any discounts, commissions, taxes or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

			(B)	Consideration Other Than Cash.  In the case of the
issuance of Common Stock (otherwise than upon the conversion of shares of capital stock or other securities of the Corporation) for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors, irrespective of any accounting treatment; provided that such fair value as determined by the Board of Directors shall not exceed the aggregate Current Market Price of the shares of Common Stock being issued as of the date the Board of Directors authorizes the issuance of such shares.

			(C)	Options and Convertible Securities.  In the case of the
issuance of (i) options, warrants or other rights to purchase or acquire Common Stock (whether or not at the time exercisable),
(ii) securities by their terms convertible into or exchangeable for Common Stock (whether or not at the time so convertible or exchangeable) or options, warrants or rights to purchase such convertible or exchangeable securities (whether or not at the time exercisable):

				(1)	the aggregate maximum number of shares of Common Stock
deliverable upon exercise of such options, warrants or other rights to purchase or acquire Common Stock shall be deemed to have been issued at the time such options, warrants or rights were issued and for a consideration equal to the consideration
(determined in the manner provided in subclauses (A) and (B)
above), if any, received by the Corporation upon the issuance of such options, warrants or rights plus the minimum purchase price provided in such options, warrants or rights for the Common
Stock covered thereby;

				(2)	the aggregate maximum number of shares of Common Stock
deliverable upon conversion of or in exchange for any such
convertible or exchangeable securities, or upon the exercise of options, warrants or other rights to purchase or acquire such convertible or exchangeable securities and the subsequent
conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options, warrants or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related options, warrants or rights
(excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration
(determined in the manner provided in subclauses (A) and (B)
above), if any, to be received by the Corporation upon the
conversion or exchange of such securities, or upon the exercise of any related options, warrants or rights to purchase or
acquire such convertible or exchangeable securities and the
subsequent conversion or exchange thereof;

				(3)	on any change in the number of shares of Common Stock
deliverable upon exercise of any such options, warrants or
rights or conversion or exchange of such convertible or
exchangeable securities or any change in the consideration to be received by the Corporation upon such exercise, conversion or exchange, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Conversion Price as then in effect shall forthwith be readjusted to such Conversion
Price as would have been obtained had an adjustment been made upon the issuance of such options, warrants or rights not
exercised prior to such change, or of such convertible or
exchangeable securities not converted or exchanged prior to such change, upon the basis of such change;

				(4)	on the expiration or cancellation of any such options,
warrants or rights, or the termination of the right to convert or exchange such convertible or exchangeable securities, if the
Conversion Price shall have been adjusted upon the issuance
thereof, the Conversion Price shall forthwith be readjusted to such Conversion Price as would have been obtained had an
adjustment been made upon the issuance of such options,
warrants, rights or such convertible or exchangeable securities on the basis of the issuance of only the number of shares of
Common Stock actually issued upon the exercise of such options, warrants or rights, or upon the conversion or exchange of such convertible or exchangeable securities; and

				(5)	if the Conversion Price shall have been adjusted upon
the issuance of any such options, warrants, rights or
convertible or exchangeable securities, no further adjustment of the Conversion Price shall be made for the actual issuance of
Common Stock upon the exercise, conversion or exchange thereof;
provided, however, that no increase in the Conversion Price
shall be made pursuant to subclauses (1) or (2) of this
subclause (C).

		(ii)	Excluded Stock.  "Excluded Stock" shall mean (A) shares
of Common Stock issued or reserved for issuance by the Corporation as a stock dividend payable in shares of Common
Stock or upon any subdivision or split-up of the outstanding shares of Common Stock or Preferred Stock, or upon conversion of shares of Preferred Stock and (B) 500,000 shares of Common Stock to be issued to key employees, consultants and advisors of the Corporation together with any such shares that are repurchased by the Corporation and reissued to any such employee, consultant or advisor. All shares of Excluded Stock which the Corporation has reserved for issuance shall be deemed to be outstanding for all purposes of computations under subparagraph 5(f)(i).

		(iii)	Stock Dividends, Subdivisions, Reclassifications or
Combinations. If the Corporation shall (i) declare a dividend or make a distribution on its Common Stock in shares of its Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares, the Conversion Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any shares of Preferred Stock surrendered for conversion after such date shall be entitled to receive the number of shares of Common Stock which he would have owned or been entitled to receive had such Preferred Stock been converted immediately prior to such date. Successive adjustments in the Conversion Price shall be made whenever any event specified above shall occur.

		(iv)	Other Distributions.  In case the Corporation shall fix a
record date for the making of a distribution to all holders of shares of its Common Stock (i) of shares of any class other than its Common Stock or (ii) of evidence of indebtedness of the Corporation or any Subsidiary or (iii) of assets (excluding cash dividends or distributions, and dividends or distributions referred to in subparagraph 5(f)(iii) above), or (iv) of rights or warrants (excluding those referred to in subparagraph 5(f)(i) above), in each such case the Conversion Price in effect immediately prior thereto shall be reduced immediately thereafter to the price determined by dividing (1) an amount equal to the difference resulting from (A) the number of shares of Common Stock outstanding on such record date multiplied by the Conversion Price per share on such record date, less (B) the fair market value (as determined by the Board of Directors, whose determination shall be conclusive) of said shares or evidences of indebtedness or assets or girths or warrants to be so distributed, by (2) the number of shares of Common Stock outstanding on such record date. Such adjustment shall be made successively whenever such a record date is fixed. In the event that such distribution is not so made, the Conversion Price then in effect shall be readjusted, effective as of the date when the Board of Directors determines not to distribute such shares, evidences of indebtedness, assets, rights or warrants, as the case may be, to the Conversion Price which would then be in effect if such record date had not been fixed.

		(v)	Consolidation, Merger, Sale, Lease or Conveyance.  In case
of any consolidation with or merger of the Corporation with or into another corporation, or in case of any sale, lease or conveyance to another corporation of the assets of the Corporation as an entirety or substantially as an entirety, each share of Preferred Stock shall after the date of such consolidation, merger, sale, lease or conveyance be convertible into the number of shares of stock or other securities or property (including cash) to which the Common Stock issuable (at the time of such consolidation, merger, sale, lease or conveyance) upon conversion of such share of Preferred Stock would have been entitled upon such consolidation, merger, sale, lease or conveyance; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the holders of the shares of Preferred
Stock shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the conversion of the shares of Preferred Stock.

		(vi)	Rounding of Calculations; Minimum Adjustment.  All
calculations under this subparagraph (f) shall be made to the nearest cent or to the nearest one hundredth (1/100th) of a share, as the case may be. Any provision of this paragraph 5 to the contrary notwithstanding, no adjustment in the Conversion
Price shall be made if the amount of such adjustment would be less than $0.05, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.05 or more.

		(vii)	Timing of Issuance of Additional Common Stock Upon
Certain Adjustments. In any case in which the provisions of this subparagraph (f) shall require that an adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event (A) issuing to the holder of any share of Preferred Stock converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount of cash in lieu of a fractional share of Common Stock pursuant to subparagraph (e) of this paragraph 5; provided that the Corporation upon request shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

	(g)	Current Market Price.  The Current Market Price at any date
shall mean, in the event the Common Stock is publicly traded, the average of the daily closing prices per share of Common
Stock for 30 consecutive trading days ending no more than 15 business days before such date (as adjusted for any stock dividend, split, combination or reclassification that took effect during such 30 business day period). The closing price for each day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the last closing bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the closing sale price for such day reported by NASDAQ, if the Common Stock is traded over-the-counter and quoted in the National Market System, or if the Common Stock is so traded, but not so quoted, the average of the closing reported bid and asked prices of the Common Stock as reported by NASDAQ or any comparable system or, if the Common Stock is not listed on NASDAQ or any comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Corporation for that purpose. If the Common
Stock is not traded in such manner that the quotations referred to above are available for the period required hereunder, Current Market Price per share of Common Stock shall be deemed to be the fair value as determined by the Board of Directors, irrespective of any accounting treatment.

	(h)	Statement Regarding Adjustments.  Whenever the Conversion
Price shall be adjusted as provided in subparagraph 5(f), the Corporation shall forthwith file, at the office of any transfer agent for the Preferred Stock and at the principal office of the Corporation, a statement showing in detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment, and the Corporation shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each holder of shares of Preferred Stock at its address appearing on the Corporation's records. Each such statement shall be signed by the Corporation's independent public accountants, if applicable. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of subparagraph 5(i).

	(i)	Notice to Holders.  In the event the Corporation shall
propose to take any action of the type described in clause (i)
(but only if the action of the type described in clause (i) would result in an adjustment in the Conversion Price), (iii),
(iv) or (v) of subparagraph 5(f), the Corporation shall give notice to each holder of shares of Preferred Stock, in the manner set forth in subparagraph 5(h), which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place.
Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable upon conversion of shares of Preferred Stock. In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 15 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

	(j)	Treasury Stock.  For the purposes of this paragraph 5, the
sale or other disposition of any Common Stock theretofore held in the Corporation's treasury shall be deemed to be an issuance thereof.

	(k)	Costs.  The Corporation shall pay all documentary, stamp,
transfer or other transactional taxes attributable to the issuance or delivery of shares of Common Stock upon conversion of any shares of Preferred Stock; provided that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Preferred Stock in respect of which such shares are being issued.

	(l)	Reservation of Shares.  The Corporation shall reserve at
all times so long as any shares of Preferred Stock remain outstanding, free from preemptive rights, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Preferred Stock, sufficient shares of Common Stock to provide for the conversion of all outstanding shares of Preferred Stock.

	(m)	Approvals.  If any shares of Common Stock to be reserved
for the purpose of conversion of shares of Preferred Stock require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon conversion, then the Corporation will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If, and so long as, any Common Stock into which the shares of Preferred Stock are then convertible is listed on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Common Stock issuable upon conversion.

	(n)	Valid Issuance.  All shares of Common Stock which may be
issued upon conversion of the shares of Preferred Stock will upon issuance by the Corporation be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof, and the Corporation shall take no action which will cause a contrary result (including without limitation, any action which would cause the Conversion Price to be less than the par value, if any, of the Common Stock).

	6.	Voting Rights.

	(a)	Except as expressly set forth herein or required by law,
the holders of the issued and outstanding shares of Preferred
Stock shall have no voting rights.

	(b)	Without the consent of the holders of at least:

		(i)	a majority of the shares of Preferred Stock then
outstanding, given in writing or by vote at a meeting of stockholders called for such purpose, the Corporation will not increase the authorized amount of Preferred Stock; and

		(ii)	a majority of the shares of Preferred Stock then
outstanding, given in writing or by vote at a meeting of stockholders called for such purpose, the Corporation will not amend, alter or repeal any provision of the Certificate of Incorporation or this Certificate so as to adversely affect the rights, preferences or privileges of the Preferred Stock.

	7.	Capital.  On any redemption of Preferred Stock, the
Corporation's capital shall be reduced by an amount equal to the Subscription Price multiplied by the number of shares of Preferred Stock redeemed on such date. The provisions of this paragraph 7 shall apply to all certificates representing
Preferred Stock whether or not all such certificates have been surrendered to the Corporation.

	8.	Covenants.  In addition to any other rights provided by law, so long as any Preferred Stock is outstanding, the corporation, without first obtaining the affirmative vote or written consent of the holders of not less than a majority of such outstanding shares of Preferred Stock, will not:

	(a)	amend or repeal any provision of, or add any provision to,
the Corporation's Certificate of Incorporation or By-Laws if such action would alter adversely or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, any Preferred Stock, or increase or decrease the number of shares of Preferred Stock authorized hereby;

	(b)	reclassify any class or series of any Junior Stock into
Parity Stock or Senior Stock or reclassify any series of Parity
Stock into Senior Stock;

	(c)	pay or declare any dividend on any Junior Stock (other than
dividends payable in shares of the class or series upon which such dividends are declared or paid, or payable in shares of Common Stock with respect to Junior Stock other than Common
Stock, together with cash in lieu of fractional shares and dividends not in excess of dividends paid to the Preferred
Stock) while the Preferred Stock remains outstanding, or apply any of its assets to the redemption, retirement, purchase or acquisition, directly or indirectly, through subsidiaries or otherwise, of any Junior Stock, except from employees of the Corporation upon termination of employment or otherwise pursuant to the terms of stock purchase or option agreements providing for the repurchase of, or right of first refusal with respect to, such Junior Stock; or

	(d)	materially change the principal business of the Corporation.

	9.	Exclusion of Other Rights.  Except as may otherwise be
required by law, the shares of Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in this resolution (as such resolution may be amended from time to time) and in the Corporation's Certificate of Incorporation. The shares of Preferred Stock shall have no preemptive or subscription rights.

	10.	Headings of Subdivisions.  The headings of the various
subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

	11.	Severability of Provisions.  If any right, preference or
limitation of the Preferred Stock set forth in this resolution
(as such resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

	12.	Status of Reacquired Shares.  Shares of Preferred Stock
which have been issued and reacquired in any manner shall (upon compliance with any applicable provisions of the laws of the State of Florida, have the status of authorized and unissued shares of Preferred Stock issuable in series undesignated as to series and may be redesignated and reissued.

	In witness whereof, General Parcel Service, Inc. has caused this Certificate to be signed in its name by its President and its corporate seal to be hereunto affixed and attested by its Assistant Secretary this 1st day of March, 1996.

						General Parcel Service, Inc.

										[Corporate Seal]

						By: /s/ E. Hoke Smith, Jr.
        	E. Hoke Smith, Jr.
    					President

						Attest: /s/ Wayne N. Nellums
      			Wayne Nellums
  							Secretary

STATE OF FLORIDA	)
COUNTY OF DUVAL	)



The foregoing Certificate of Amendment was acknowledged before
me this    1st__ day of _March_____, 1996, by E. Hoke Smith, Jr.
who is the President of General Parcel Service, Inc. and who is personally known to me or who has produced identification.



                                                        Notary
Public, State of Florida at Large Notary's Name: My commission expires:

__X_____  Personally known. _______  Produced
___________________________ as identification.



 STATE OF FLORIDA	)
 COUNTY OF DUVAL	)

The foregoing Certificate of Amendment was acknowledged before me this __1st__ day of __March______, 1996, by Wayne Nellums, who is the Secretary of General Parcel Service, Inc. and who is personally known to me or who has produced identification.


  Notary Public, State of Florida at Large Notary's Name: My commission expires:

__X_____  Personally known. _______  Produced
___________________________ as identification.